UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 8, 2008
Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1941 Ringwood Avenue, San Jose,	95131-1721
California

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:	408-451-9400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01	Entry into a Material Definitive Agreement.
On February 8, 2008, Bell Microproducts Limited, a subsidiary of Bell Microproducts, Inc. (the “Company”), executed a letter agreement with Bank of America, N.A. as Agent for the Syndicated Credit Agreement dated December 2, 2002, as amended and restated effective January 2, 2007. Pursuant to the letter, the lenders agree to extend the time, to September 30, 2008, for the Company to provide consolidated financial statements for the years ended December 31, 2006 and December 31, 2007.
On February 11, 2008, the Company entered into an amendment to the Loan and Security Agreement dated as of May 14, 2001 among the Company, certain of the Company’s subsidiaries, and Wachovia Capital Finance Corporation (Western) (“Wachovia”) in its capacity as administrative, collateral and syndication agent for the financial institutions (the “Lenders”) which are parties to the Loan Agreement (the “Tenth Amendment”). The Tenth Amendment provides that Wachovia and the Lenders agree to extend, to September 30, 2008, the time for the Company to provide audited consolidated financial statements and the requirement that the Company be listed on NASDAQ.
On February 11, 2008, the Company entered into a letter agreement amending the Securities Purchase Agreement dated as of July 6, 2000 among the Company and Retirement Systems of Alabama (the “2000 Investor”), the Securities Purchase Agreement dated as of October 2, 2006 among the Company and The Teachers’ Retirement System of Alabama and The Employees’ Retirement System of Alabama (collectively, the “2006 Investor”), and the Revolving Credit Agreement dated as of January 30, 2007 among the Company and The Teachers’ Retirement System of Alabama and The Employees’ Retirement System of Alabama (collectively, the “2007 Lender”). The letter agreement provides that the 2000 Investor, the 2006 Investor, and the 2007 Lender understand and acknowledge that the Company will be unable to timely deliver the various financial statements and reports required by the referenced agreements to be filed with the SEC, and each party agrees to extend the time, to September 30, 2008, for the Company to provide such financial statements and SEC reports. The letter agreement also waives any defaults that may otherwise arise from the failure to timely deliver such financial statements and SEC reports for time periods prior to September 30, 2008, waives any defaults that may arise or result from any representation or warranty made or deemed made with respect to previously delivered financial statements and SEC reports, and further waives any defaults that may otherwise arise or results from any covenant requiring the filing of the SEC reports prior to September 30, 2008.
On February 12, 2008, the Company entered into an amendment to the Second Amended and Restated Credit and Security Agreement dated as of May 14, 2007 (the “Credit and Security Agreement”) among the Company, Bell Microproducts Funding Corporation, Variable Funding Capital Company LLC, Wachovia Bank, National Association, Market Street Funding LLC, and General Electric Capital Corporation (the “Second Amendment”). The Second Amendment extends to September 30, 2008, the time for the Company to deliver its annual audited financial statements and the requirement that the Company be listed on NASDAQ.
The Company issued a press release on February 13, 2008, disclosing entry into these agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:
Exhibit 10.1 — Letter Agreement executed February 8, 2008, by and among Bell Microproducts Limited and Bank of America, N.A.
Exhibit 10.2 — Tenth Amendment to Loan and Security Agreement dated February 11, 2008.
Exhibit 10.3 — Letter Agreement to Bell Microproducts Inc. dated February 11, 2008.
Exhibit 10.4 — Letter Agreement dated February 12, 2008 among Bell Microproducts Inc., Wachovia Bank, N.A. and General Electric Capital Corporation.
Exhibit 99.1 — Press Release issued by Bell Microproducts Inc. on February 13, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
February 13, 2008	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement executed February 8, 2008, by and among Bell Microproducts Limited and Bank of America, N.A.
10.2	Tenth Amendment to Loan and Security Agreement dated February 11, 2008.
10.3	Letter Agreement to Bell Microproducts Inc. dated February 11, 2008.
10.4	Letter Agreement dated February 12, 2008 among Bell Microproducts Inc., Wachovia Bank, N.A. and General Electric Capital Corporation.
99.1	Press Release issued by Bell Microproducts Inc. on February 13, 2008.